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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934


                        Date of Report: October 18, 1998
                        (Date of earliest event reported)


                     Mortgage Capital Funding, Inc. (Sponsor)
             (Issuer in Respect of Multifamily/Commercial Mortgage
                  Pass-Through Certificates, Series 1998-MC2)
               (Exact name of registrant as specified in charter)



                                    Delaware
                 (State or other Jurisdiction of Incorporation)

                    c/o State Street Bank and Trust Company
                           Corporate Trust Department
                       Two International Place, 5th Floor
                                Boston, MA 02110
              (Address of Principal Executive Offices) (Zip Code)

                                 212-559-6899
              (Registrant's telephone number, including area code)


                        Commission File Number 333-24489

                 13-3408716 (I.R.S. Employer Identification No.)



                                 Not Applicable
         (Former name, or former address if changed since last report)





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ITEM 5.  OTHER EVENTS

                 This Current Report on Form 8-K relates to the Trust Fund formed, and Multifamily/Commercial Mortgage Pass-Through Certificates, Series 1998-MC2 issued pursuant to, a Pooling and Servicing Agreement, dated as of June 1, 1998 (the "Pooling and Servicing Agreement") by and among Mortgage Capital Funding, Inc., as sponsor, Citicorp Real Estate, Inc. as mortgage loan seller, Morgan Guaranty Trust Company of New York, as additional warranting party, CRIIMI MAE Services Limited Partnership, as master servicer and special servicer, and State Street Bank and Trust Company, as trustee and REMIC administrator.

                 The Class X, Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates have been registered pursuant to the Securities Act of 1933 under a Registration Statement on Form S-3 (File No. 333-24489) (the "Registration Statement").

                 Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                 Pursuant to Section 8.13 of the Pooling and Servicing Agreement, the Trustee is filing this Current Report containing the October 18, 1998 monthly distribution report prepared by the Trustee pursuant to Section 4.02 thereof.

                 This Current Report is being filed by the Trustee, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Trustee by one or more of the Master Servicer, the Special Servicer or other third parties without independent review or investigation by the Trustee. Pursuant to the Pooling and Servicing Agreement, the Trustee is not responsible for the accuracy or completeness of such information.

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        Mortgage Capital Funding, Inc., Multifamily Commercial Mortgage
                  Pass-Through Certificates, Series 1998-MC2


Item 7. Financial Statements and Exhibits
See Exhibit A, the Trustee's Report to Bondholders attached hereto.





                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 10/18/98

By:    State Street Bank and Trust Company
       as Trustee
       --------------------------------------------
       By: David Shepherd
       Authorized Signatory
       IN ITS CAPACITY AS TRUSTEE UNDER THE
       POOLING AND SERVICING AGREEMENT
       ON BEHALF OF MORTGAGE CAPITAL FUNDING, INC.,
       REGISTRANT